table of contents

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER INTERVIEW
8	FINANCIAL HIGHLIGHTS
12	SCHEDULE OF INVESTMENTS
19	STATEMENT OF ASSETS AND LIABILITIES
20	STATEMENT OF OPERATIONS
21	STATEMENTS OF CHANGES IN NET ASSETS
23	NOTES TO FINANCIAL STATEMENTS
28	TRUSTEES AND OFFICERS

This semiannual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment
Management Company, LLC. Copyright 2003.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc.,
90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

March 2003

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer
Dear Evergreen Shareholder:

We are pleased to provide the semiannual report for the Evergreen Value Fund, which covers the six-month period ended January 31, 2003.

Market analysis

The U.S. equity markets faced another challenging period over the past six months. Market gains were followed by significant pullbacks, as slower-than-expected economic growth and drastically reduced earnings estimates combined with geopolitical uncertainties to thwart all hopes for sustained rallies. Unfortunately, this pattern was repeated more than once over the past six months, as long-term investors continued to struggle in this volatile environment.

After reaching five-year lows during July, the equity markets rallied. Third-quarter growth appeared to recover from relative weakness in the second quarter, and leadership in Washington arrived at a series of laws designed to punish corporate criminals. The Sarbanes-Oxley Act of 2002 provided investors with the security that corporate CEOs and CFOs would now be required to attest to the veracity of their financial statements on a quarterly basis. However, seemingly just as this effort to assuage corporate mistrust became law, investors were once again confronted with the uncertain global situation. Saber rattling with Iraq increased late in the summer, and the anniversary of the September 11 attacks brought on renewed worries of further terrorist attacks.

The improved economic environment resulted in a return to profitability for many corporations during the third quarter, yet most companies issued only mild outlooks for the year-end quarter, and earnings estimates were drastically reduced early in the fourth quarter. Indeed, after original fourth quarter

LETTER TO SHAREHOLDERS continued

2002 consensus projections of earnings growth in excess of 30%, forecasts were reduced to the 10% range. This combination resulted in a return to the July lows, virtually wiping out the previously impressive rally.

Upon achieving the “double-bottom,” the market had two choices. It could have dramatically fallen farther, or it could have attracted the buyers who previously found value at those levels. Fortunately, the market experienced the latter and another impressive rally began. Evidence of slower economic growth convinced many investors that the Federal Reserve Board would once again reduce rates. After withstanding this pressure in October, monetary policymakers surprised investors with a larger-than-expected 50-basis point reduction in interest rates at the November meeting. In addition, the strength of Republicans in the November mid-term elections also seemed to favor equity investors. However, the recent rally, built possibly on the anticipation of these events, quickly stalled as the old adage “buy on the rumor, sell on the news” returned once again to haunt long-term investors. After several rallies and subsequent pullbacks, stocks finished 2002 down for the third consecutive year, a phenomenon that had not occurred in more than six decades.

The pattern of fits and starts for equities continued into 2003. After rising almost 6% in the first two weeks of trading in January, the Dow Jones Industrial Average declined almost 10% in the final two weeks of the month. The 3% decline for the year’s opening month can be attributed to further worries about terror and war, as well as the possibility that political infighting regarding President Bush’s proposed fiscal package can be expected to last months.

Despite these challenges, we remain encouraged about the prospects for 2003 and beyond for equity investors. We believe the economy can generate growth in the range of 3%, supported by mild levels of personal consumption and a gradual improvement in business spending. The outlook for inflation remains mild and unemployment will likely remain in the 6% range, therefore keeping the Fed on the sidelines for

LETTER TO SHAREHOLDERS continued

much, if not all, of 2003. In this environment, we project operating earnings growth of 8% for companies in the Standard & Poor’s 500 Index (S&P 500). As clarity emerges on the geopolitical front, and if favorable fiscal policy becomes law, then our forecasted year-end fair value range of 1000 to 1050 for the S&P 500 could prove conservative.

Importance of diversification

The volatility we have experienced in the financial markets over the past several months offers many reasons for building and maintaining a diversified portfolio rather than making investment decisions based on anticipated market movements. Exposure to various types of investments should remain a key component of a well-balanced portfolio. Establishing a Systematic Investment Plan* (SIP) can also be an effective tool to help you achieve your investment goals. As with all investment decisions, remember to consult your financial advisor to develop a strategy that will support your long-term objectives.

Please visit EvergreenInvestments.com for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events, through the “About Evergreen Investments” menu tab. Thank you for your continuing support of Evergreen Investments.

William M. Ennis
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

*A regular investment program neither provides assurance of making a profit nor guarantees against loss in a declining market. You should consider your ability to make regular investments through periods of fluctuating price levels before choosing any regular investment plan.

FUND AT A GLANCE

as of January 31, 2003

“. . . as we look ahead, we believe there are several factors that bode well for reasonable economic growth over the balance of 2003, once some of the global political issues are resolved and confidence is restored. The Federal Reserve Board’s monetary policy favors lower interest rates, inflation is at a moderate level, and the administration’s proposed economic plan is designed to stimulate the economy and buoy consumer spending through tax cuts. . . . We have positioned the portfolio for a moderate economic recovery, and we continue to find solid companies selling at attractive valuations that we believe have the potential to outperform over time.”

MANAGEMENT TEAM

Walter T. McCormick, CFA
Value Equity Team Lead Manager

CURRENT INVESTMENT STYLE2

PERFORMANCE AND RETURNS1

Portfolio Inception Date: 4/12/1985
	Class A	Class B	Class C	Class I
Class Inception Date	4/12/1985	2/2/1993	9/2/1994	1/31/1991

6-month return with sales charge	-9.78%	-9.46%	-6.50%	N/A

6-month return w/o sales charge	-4.26%	-4.69%	-4.63%	-4.20%

Average Annual Return*

1 year with sales charge	-23.91%	-23.98%	-21.52%	N/A

1 year w/o sales charge	-19.28%	-19.98%	-19.93%	-19.16%

5 year	-1.66%	-1.49%	-1.42%	-0.25%

10 year	7.12%	6.99%	6.99%	8.03%

Maximum sales charge	5.75%	5.00%	1.00%	N/A
	Front End	CDSC	Front End
			1.00%
			CDSC

30-day SEC yield	0.45%	-0.29%	-0.29%	0.74%

6-month income dividends per share	$0.05	$0.00	$0.00	$0.07

*Adjusted for maximum applicable sales charge, unless noted.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes B, C and I prior to their inception is based on the performance of Class A, the original class offered. The historical returns for Classes B, C and I have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class I would have been higher. Returns reflect expense limits previously in effect, without which returns would have been lower.

2 Source: Morningstar, Inc.

Morningstar’s Style Box is based on a portfolio date as of 12/31/2002.

The domestic equity Style Box placement is based on 10 growth and valuation measures for each of the fund’s holdings, as well as the size of the companies in which it invests, or median market capitalization.

FUND AT A GLANCE continued

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen Value Fund Class A shares,1 versus a similar investment in the Russell 1000 Value Index (Russell 1000 Value) and the Consumer Price Index (CPI).

The Russell 1000 Value is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Smaller capitalization stock investing may offer the potential for greater long-term results; however, it is also generally associated with greater price volatility due to the higher risk of failure.

All data is as of January 31, 2003, and subject to change.

PORTFOLIO MANAGER INTERVIEW

How did the fund perform?

The fund’s Class A shares had a total return of -4.26% for the six-month period ended January 31, 2003, excluding any applicable sales charges. During the same period, the Russell 1000 Value Index returned -4.56%, while the median return of funds in the Lipper Multi Cap Value Funds Classification was -5.28%. Lipper is an independent monitor of mutual fund performance.

What was the investment environment like during the period?

The volatility that dominated the stock market for more than two years continued during the period, as stocks declined precipitously, rallied, and then fell steeply again. The stock market’s ups and downs resulted from mixed economic data that vacillated between forecasting either a resilient economy that had built a foundation for recovery or a double-dip recession. Geopolitical issues also had a big impact on stock performance, as instability in the Middle East and tensions in North Korea took their toll on investor confidence.

PORTFOLIO CHARACTERISTICS
(as of 1/31/2003)

Total Net Assets	$373,975,273

Number of Holdings	170

Beta*	0.75

R-squared*	0.81

P/E Ratio	15.4x

*As of 12/31/2002

How did you manage the fund in this environment?

We maintained our strategy of purchasing stocks on a case-by-case basis, seeking significantly undervalued companies with solid balance sheets, strong management, consistent earnings growth and industry leadership.

Because small cap value stocks had been market leaders for more than two years, we believed they were poised to underperform their larger cap counterparts. Consequently, we reduced the fund’s allocation to the small cap area. While our assumption about the performance of small cap value stocks proved to be correct--they did trail larger cap value issues--the fund’s small cap position moved counter to that trend. Successful stock selection in the small cap area was an important contributor to the fund’s results.

In the small cap area, we added to Imation, a manufacturer of magnetic tape-storage products that has benefited from the increased need to secure business data. We also invested in Adaptec, another company that makes products for data storage. When it became apparent that holiday sales were going to be below expectations, retail stocks declined. Therefore, we took advantage of lower valuations in the consumer discretionary sector by adding a limited number of specialty retailers and department stores to the portfolio. We also invested in telecommunications stocks, favoring Commonwealth Telephone Enterprises, Inc., a rural local exchange carrier in Pennsylvania. Commonwealth is a well-run company with limited competition in its market niche.

PORTFOLIO MANAGER INTERVIEW continued

TOP 5 SECTORS
(as a percentage of 1/31/2003 net assets)

Financials	25.1%

Industrials	13.6%

Consumer Discretionary	12.1%

Information Technology	11.2%

Energy	8.5%

How did you manage the larger cap stocks in the portfolio?

There was a significant recovery in cyclical stocks, those that tend to do well when the economy picks up. As a result, performance was aided by investments in cash-rich companies, such as Oracle and Microsoft, that dominate their industries. We believe these companies should benefit from increased demand for information technology later in 2003 and into 2004.

At the beginning of the period, we had limited exposure to utility companies, an area that had been hit hard by corporate scandals. When we saw fundamental improvements taking place in the sector, we bought well-managed companies, which in some cases had valuations that had declined 40% to 50%. We added Texas Utilities and Dominion Resources at distressed prices. We also found opportunity in undervalued pharmaceutical companies with above-average earnings growth prospects, which should potentially benefit from a more attractive regulatory environment.

There were some disappointments in the portfolio. We eliminated AT&T when it missed its earnings target by a significant amount. The fund’s performance was also held back by the poor performance of Altria Group (formerly Philip Morris), Texas Instruments, which reversed course after generating relatively strong gains earlier in the year, and John Hancock Financial Services, which was affected by a general malaise in the financials sector.

TOP 10 HOLDINGS
(as a percentage of 1/31/2003 net assets)

Citigroup, Inc.	3.7%

Exxon Mobil Corp.	3.1%

Freddie Mac	2.2%

Avon Products, Inc.	1.9%

Texas Instruments, Inc.	1.6%

PepsiCo, Inc.	1.5%

Verizon Communications, Inc.	1.5%

Pactiv Corp.	1.4%

Lexmark International Group, Inc.	1.3%

ChevronTexaco Corp.	1.3%

What is your outlook for the next six months?

Uncertainty continues to dominate the economic and investment environment. However, as we look ahead, we believe there are several factors that bode well for reasonable economic growth over the balance of 2003, once some of the global political issues are resolved and confidence is restored. The Federal Reserve Board’s monetary policy favors lower interest rates, inflation is at a moderate level, and the administration’s proposed economic plan is designed to stimulate the economy and buoy consumer spending through tax cuts. Congressional approval of the elimination of taxes on dividends paid to shareholders would be particularly advantageous to value investors, who could see their dividend payouts increase. We have positioned the portfolio for a moderate economic recovery, and we continue to find solid companies selling at attractive valuations that we believe have the potential to outperform over time.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended January 31, 2003 (unaudited)[1]
		Year Ended July 31,
		2002[1]	2001[1]	2000	1999	1998
CLASS A
Net asset value, beginning of period	$14.37	$20.06	$20.68	$24.86	$22.23	$24.64
Income from investment operations
Net investment income	0.05	0.11	0.15	0.20	0.21	0.26
Net realized and unrealized gains or losses on securities	-0.66	-3.76	1.60	-1.08	2.76	2.00
Total from investment operations	-0.61	-3.65	1.75	-0.88	2.97	2.26

Distributions to shareholders from
Net investment income	-0.05	-0.10	-0.14	-0.19	-0.21	-0.29
Net realized gains	0	-1.94	-2.23	-3.11	-0.13	-4.38
Total distributions to shareholders	-0.05	-2.04	-2.37	-3.30	-0.34	-4.67

Net asset value, end of period	$13.71	$14.37	$20.06	$20.68	$24.86	$22.23
Total return[2]	-4.26%	-19.92%	9.23%	-3.78%	13.48%	9.55%
Ratios and supplemental data
Net assets, end of period (millions)	$272	$304	$387	$380	$464	$476
Ratios to average net assets
Expenses[3]	1.16%[4]	1.11%	1.08%	1.03%	1.00%	1.01%
Net investment income	0.67%[4]	0.61%	0.76%	0.91%	0.93%	1.04%
Portfolio turnover rate	24%	36%	97%	83%	110%	69%

1.  Net investment income per share is based on average shares outstanding during the period.

2.  Excluding applicable sales charges

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

4.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended January 31, 2003 (unaudited)[1]
		Year Ended July 31,
		2002[1]	2001[1]	2000	1999	1998
CLASS B
Net asset value, beginning of period	$14.24	$19.95	$20.62	$24.81	$22.20	$24.63
Income from investment operations
Net investment income (loss)	-0.01	-0.02	0	0.02	0.04	0.08
Net realized and unrealized gains or losses on securities	-0.66	-3.73	1.59	-1.06	2.75	1.99
Total from investment operations	-0.67	-3.75	1.59	-1.04	2.79	2.07

Distributions to shareholders from
Net investment income	0[2]	-0.02	-0.03	-0.04	-0.05	-0.12
Net realized gains	0	-1.94	-2.23	-3.11	-0.13	-4.38
Total distributions to shareholders	0	-1.96	-2.26	-3.15	-0.18	-4.50

Net asset value, end of period	$13.57	$14.24	$19.95	$20.62	$24.81	$22.20
Total return[3]	-4.69%	-20.50%	8.38%	-4.51%	12.65%	8.73%
Ratios and supplemental data
Net assets, end of period (millions)	$74	$90	$173	$206	$332	$326
Ratios to average net assets
Expenses[4]	1.91%[5]	1.86%	1.83%	1.78%	1.75%	1.76%
Net investment income (loss)	-0.07%[5]	-0.11%	0.02%	0.15%	0.18%	0.30%
Portfolio turnover rate	24%	36%	97%	83%	110%	69%

1.  Net investment income (loss) per share is based on average shares outstanding during the period.

2.  Amount represents less than $0.005 per share.

3.  Excluding applicable sales charges

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

5.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended January 31, 2003 (unaudited)[1]
		Year Ended July 31,
		2002[1]	2001[1]	2000	1999	1998
CLASS C
Net asset value, beginning of period	$14.23	$19.94	$20.60	$24.79	$22.18	$24.61
Income from investment operations
Net investment income (loss)	-0.01	-0.02	-0.01	0.03	0.04	0.10
Net realized and unrealized gains or losses on securities	-0.65	-3.73	1.61	-1.07	2.75	1.97
Total from investment operations	-0.66	-3.75	1.60	-1.04	2.79	2.07

Distributions to shareholders from
Net investment income	0[2]	-0.02	-0.03	-0.04	-0.05	-0.12
Net realized gains	0	-1.94	-2.23	-3.11	-0.13	-4.38
Total distributions to shareholders	0	-1.96	-2.26	-3.15	-0.18	-4.50

Net asset value, end of period	$13.57	$14.23	$19.94	$20.60	$24.79	$22.18
Total return[3]	-4.63%	-20.52%	8.43%	-4.52%	12.66%	8.74%
Ratios and supplemental data
Net assets, end of period (millions)	$6	$6	$7	$4	$5	$5
Ratios to average net assets
Expenses[4]	1.91%[5]	1.87%	1.83%	1.77%	1.75%	1.76%
Net investment income (loss)	-0.09%[5]	-0.14%	-0.04%	0.15%	0.18%	0.29%
Portfolio turnover rate	24%	36%	97%	83%	110%	69%

1.  Net investment income (loss) per share is based on average shares outstanding during the period.

2.  Amount represents less than $0.005 per share.

3.  Excluding applicable sales charges

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

5.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended January 31, 2003 (unaudited)[1]
		Year Ended July 31,
		2002[1]	2001[1]	2000	1999	1998
CLASS I2
Net asset value, beginning of period	$14.39	$20.07	$20.68	$24.87	$22.23	$24.64
Income from investment operations
Net investment income	0.07	0.15	0.25	0.31	0.29	0.35
Net realized and unrealized gains or losses on securities	-0.67	-3.76	1.57	-1.14	2.74	1.97
Total from investment operations	-0.60	-3.61	1.82	-0.83	3.03	2.32

Distributions to shareholders from
Net investment income	-0.07	-0.13	-0.20	-0.25	-0.26	-0.35
Net realized gains	0	-1.94	-2.23	-3.11	-0.13	-4.38
Total distributions to shareholders	-0.07	-2.07	-2.43	-3.36	-0.39	-4.73

Net asset value, end of period	$13.72	$14.39	$20.07	$20.68	$24.87	$22.23
Total return	-4.20%	-19.72%	9.56%	-3.59%	13.81%	9.79%
Ratios and supplemental data
Net assets, end of period (millions)	$21	$27	$40	$57	$132	$183
Ratios to average net assets
Expenses[3]	0.91%[4]	0.86%	0.82%	0.77%	0.75%	0.70%
Net investment income	0.93%[4]	0.88%	1.04%	1.16%	1.20%	1.47%
Portfolio turnover rate	24%	36%	97%	83%	110%	69%

1.  Net investment income per share is based on average shares outstanding during the period.

2.  Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

4.  Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

January 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS 96.1%
CONSUMER DISCRETIONARY 12.1%
Auto Components 0.4%
Superior Industries International, Inc.	38,000	$ 1,572,060
Hotels, Restaurants & Leisure 0.9%
Extended Stay America, Inc.	40,000	470,000
GTECH Holdings Corp. *	41,500	1,128,800
Triarc Companies, Inc., Class A *	65,000	1,658,800
3,257,600
Household Durables 0.2%
Tupperware Corp.	50,000	773,000
Leisure Equipment & Products 0.2%
Hasbro, Inc.	50,000	600,000
Media 5.1%
Comcast Corp.	115,947	2,965,924
Comcast Corp., Class A	129,868	3,458,385
Gannett Co., Inc.	35,000	2,543,100
Liberty Corp.	74,000	2,893,400
Pulitzer, Inc.	35,500	1,583,300
Viacom, Inc., Class B *	114,336	4,407,653
Young Broadcasting, Inc., Class A *	75,000	1,033,500
18,885,262
Multi-line Retail 0.6%
Neiman Marcus Group, Class A **	38,000	1,074,260
Target Corp.	45,000	1,269,450
2,343,710
Specialty Retail 3.5%
Gadzooks, Inc. *	100,000	365,000
Home Depot, Inc.	100,000	2,090,000
Lowe’s Companies, Inc.	124,793	4,265,425
Michaels Stores, Inc. *	43,000	1,451,250
Payless ShoeSource, Inc. *	42,500	2,033,625
Staples, Inc. *	100,000	1,717,000
Tweeter Home Entertainment Group, Inc. *	75,000	352,500
Zale Corp. *	28,000	854,000
13,128,800
Textiles & Apparel 1.2%
Nautica Enterprises, Inc. *	75,000	804,750
Nike, Inc., Class B	40,500	1,803,870
Russell Corp.	81,000	1,298,430
Tommy Hilfiger Corp.	100,000	650,000
4,557,050
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

January 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS continued
CONSUMER STAPLES 7.1%
Beverages 1.5%
PepsiCo, Inc.	140,300	$ 5,679,344
Food & Drug Retailing 0.3%
Casey’s General Stores, Inc.	90,000	1,025,100
Food Products 2.2%
Altria Group, Inc.	64,585	2,445,834
ConAgra, Inc.	125,000	3,066,250
Kraft Foods, Inc., Class A	78,400	2,497,040
8,009,124
Household Products 0.6%
W.W. Grainger, Inc.	44,550	2,107,215
Personal Products 1.9%
Avon Products, Inc.	143,700	7,185,000
Tobacco 0.6%
Universal Corp.	63,000	2,326,590
ENERGY 8.8%
Energy Equipment & Services 0.8%
Atwood Oceanics, Inc. *	27,500	761,750
Schlumberger, Ltd.	62,000	2,337,400
3,099,150
Oil & Gas 8.0%
BP Plc, ADR	99,808	3,893,510
Cabot Oil & Gas Corp., Class A	35,000	822,850
ChevronTexaco Corp.	77,423	4,986,041
ConocoPhillips	61,000	2,939,590
Exxon Mobil Corp.	336,938	11,506,433
Forest Oil Corp. *	58,000	1,392,000
Patina Oil & Gas Corp.	55,125	1,777,781
Prima Energy Corp. *	30,000	648,300
Teekay Shipping Corp.	30,000	1,170,300
Tom Brown, Inc. *	25,000	624,500
29,761,305
FINANCIALS 25.1%
Banks 5.8%
Bank of America Corp.	62,994	4,412,730
Bank of New York Co., Inc.	66,000	1,669,800
Charter One Financial, Inc.	52,000	1,503,320
Compass Bancshares, Inc.	66,600	2,126,538
FleetBoston Financial Corp.	80,000	2,088,800
Mellon Financial Corp.	100,000	2,287,000
U.S. Bancorp	149,555	3,155,611
Wells Fargo & Co.	94,252	4,464,717
21,708,516
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

January 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Diversified Financials 10.4%
American Express Co.	60,000	$ 2,131,800
Citigroup, Inc.	404,912	13,920,874
Eaton Vance Corp.	29,000	805,040
Fannie Mae	70,050	4,532,235
Freddie Mac	145,010	8,117,660
Investment Technology Group	41,000	697,410
John Nuveen Co., Class A	49,000	1,144,150
Leucadia National Corp.	28,000	979,720
Merrill Lynch & Co., Inc.	75,000	2,626,500
Moody’s Corp.	60,700	2,542,116
Morgan Stanley	42,794	1,621,893
39,119,398
Insurance 8.0%
Ace, Ltd.	95,550	2,813,947
Allstate Corp.	125,100	4,402,269
AMBAC Financial Group, Inc.	55,000	2,946,350
American International Group, Inc.	74,173	4,014,243
Chubb Corp. *	39,800	2,138,056
IPC Holdings, Ltd.	31,000	898,690
John Hancock Financial Services, Inc.	100,200	2,736,462
Landamerica Financial Group, Inc.	53,800	2,095,510
Radian Group, Inc.	35,000	1,291,500
St. Paul Companies, Inc.	42,000	1,370,880
Standard Management Corp.	110,996	412,905
Stewart Information Services Corp. *	86,400	1,902,528
Travelers Property Casualty Corp., Class B *	93,000	1,512,180
White Mountains Insurance Group, Ltd.	4,100	1,301,750
29,837,270
Real Estate 0.9%
Forest City Enterprises, Inc.	64,500	2,138,175
La Quinta Corp. REIT *	285,000	1,182,750
3,320,925
HEALTH CARE 7.0%
Health Care Equipment & Supplies 1.6%
Becton Dickinson & Co.	99,350	3,258,680
Edwards Lifesciences Corp. *	29,000	739,790
Lumenis, Ltd. *	100,000	118,000
NDCHealth Corp.	35,000	760,900
West Pharmaceutical Services, Inc.	59,000	1,119,820
5,997,190
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

January 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS continued
HEALTH CARE continued
Health Care Providers & Services 1.3%
Cardinal Health, Inc.	25,000	$ 1,458,250
HCA-The Healthcare Corp.	80,000	3,419,200
4,877,450
Pharmaceuticals 4.1%
Abbott Laboratories, Inc.	45,000	1,715,400
Bristol-Myers Squibb Co.	74,645	1,760,876
Johnson & Johnson Co.	49,541	2,655,893
Merck & Co., Inc.	31,700	1,755,863
Pharmacia Corp.	108,000	4,511,160
Wyeth	78,250	3,054,097
15,453,289
INDUSTRIALS 13.3%
Aerospace & Defense 1.6%
EnPro Industries, Inc. *	123,300	490,734
Northrop Grumman Corp.	25,000	2,285,250
United Technologies Corp.	49,248	3,131,188
5,907,172
Air Freight & Couriers 1.1%
United Parcel Service, Inc., Class B	69,200	4,174,836
Commercial Services & Supplies 0.8%
Heidrick & Struggles International, Inc. *	48,000	620,640
Information Resources, Inc. *	116,600	157,410
John H. Harland Co.	41,000	904,050
Per-Se Technologies, Inc. *	162,600	1,313,808
2,995,908
Construction & Engineering 0.2%
EMCOR Group, Inc. *	13,100	622,119
Electrical Equipment 2.3%
A.O. Smith Corp.	40,000	1,039,600
Belden, Inc.	103,000	1,506,890
Emerson Electric Co.	93,250	4,376,223
General Cable Corp.	192,300	751,893
Rayovac Corp. *	60,000	828,000
8,502,606
Industrial Conglomerates 2.6%
3M Co.	15,000	1,868,250
General Electric Co.	128,200	2,966,548
Tyco International, Ltd.	306,350	4,904,663
9,739,461
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

January 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS continued
INDUSTRIALS continued
Machinery 3.0%
Briggs & Stratton Corp.	62,500	$ 2,578,750
Deere & Co.	51,000	2,152,200
Joy Global, Inc. *	80,000	887,200
Kadant, Inc. *	106,200	1,755,486
Mueller Industries, Inc. *	74,000	1,883,300
SPX Corp. *	55,000	2,040,500
11,297,436
Road & Rail 1.7%
Arkansas Best Corp.	60,000	1,452,600
U.S. Freightways Corp.	32,000	841,280
Union Pacific Corp.	70,250	4,008,465
6,302,345
INFORMATION TECHNOLOGY 11.2%
Communications Equipment 1.5%
Adaptec, Inc. *	80,200	474,784
Black Box Corp.	16,000	656,960
Commscope, Inc. *	75,000	635,250
Computer Network Technology *	80,000	599,200
Harris Corp.	43,000	1,341,600
Lucent Technologies, Inc. *	642,600	1,195,236
Nortel Networks Corp. * (p)	290,000	687,300
5,590,330
Computers & Peripherals 3.2%
Hewlett-Packard Co.	95,663	1,665,493
Imation Corp. *	25,000	893,500
International Business Machines Corp.	47,600	3,723,748
Lexmark International Group, Inc., Class A *	82,678	5,005,326
Quantum Corp. *	190,000	659,300
11,947,367
Electronic Equipment & Instruments 1.0%
Kemet Corp. *	85,000	646,000
Millipore Corp.	20,000	646,200
Thermo Electron Corp. *	125,000	2,271,250
3,563,450
Internet Software & Services 0.5%
EarthLink, Inc. *	110,000	584,100
Register.com, Inc. *	135,000	770,850
VeriSign, Inc. *	62,000	511,500
1,866,450
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

January 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Semiconductor Equipment & Products 3.3%
Altera Corp. *	241,150	$ 2,647,827
Credence Systems Corp. *	40,000	313,200
Intel Corp.	116,550	1,825,173
Lattice Semiconductor Corp. *	65,000	490,750
Standard Microsystems Corp. *	70,700	1,131,200
Texas Instruments, Inc.	383,700	6,100,830
12,508,980
Software 1.7%
Microsoft Corp. *	30,000	1,423,800
Novell, Inc.	110,000	356,400
Oracle Corp. *	380,000	4,571,400
6,351,600
MATERIALS 5.8%
Chemicals 2.2%
Air Products & Chemicals, Inc.	76,500	3,170,925
FMC Corp. *	34,000	679,320
Lyondell Chemical Co. (p)	230,000	2,946,300
Rohm & Haas Co.	50,000	1,542,500
8,339,045
Construction Materials 1.1%
Centex Construction Products, Inc.	66,500	2,254,350
Lafarge North America, Inc.	58,000	1,723,760
3,978,110
Containers & Packaging 2.2%
Jarden Corp. *	36,000	952,200
Packaging Corp. of America *	47,700	799,929
Pactiv Corp. *	259,750	5,301,497
Rock-Tennessee Co., Class A	102,400	1,405,952
8,459,578
Paper & Forest Products 0.3%
Deltic Timber Corp.	41,500	1,012,185
TELECOMMUNICATION SERVICES 3.0%
Diversified Telecommunication Services 3.0%
Commonwealth Telephone Enterprises, Inc. *	40,000	1,430,000
SBC Communications, Inc.	182,543	4,461,351
Verizon Communications, Inc.	142,663	5,461,140
11,352,491
UTILITIES 2.7%
Electric Utilities 1.9%
Dominion Resources, Inc.	26,850	1,455,002
Southern Co.	97,600	2,749,392
TXU Corp.	161,750	2,968,112
7,172,506
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

January 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS continued
UTILITIES continued
Multi-Utilities 0.8%
Energy East Corp.	67,500	$ 1,331,100
Oneok, Inc. (p)	97,700	1,675,555
3,006,655
Total Common Stocks		359,314,978
MUTUAL FUND SHARES 0.9%
Mutual Funds 0.9%
iShares Russell 2000 Value Fund	11,700	1,271,907
iShares S&P SmallCap 600 Value Fund	17,300	1,207,540
Royce Global Trust, Inc.	138,400	752,896
Total Mutual Fund Shares		3,232,343
SHORT-TERM INVESTMENTS 4.4%
MUTUAL FUND SHARES 4.4%
Evergreen Institutional Money Market Fund (o)	12,312,459	12,312,459
Navigator Prime Portfolio (pp)	4,324,746	4,324,746
Total Short-Term Investments		16,637,205
Total Investments (cost $414,505,491) 101.4%		379,184,526
Other Assets and Liabilities (1.4%)		(5,209,253)
Net Assets 100.0%		$ 373,975,273

*	Non-income producing security.
(o)	Evergreen Investment Management Company, LLC is the investment advisor to both the fund and the money market fund.
(p)	All or a portion of this security is on loan.
(pp)	Represents investment of cash collateral received from securities on loan.

Summary of Abbreviations
ADR	American Depository Receipt
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2003 (unaudited)

Assets
Identified cost of securities	$ 414,505,491
Net unrealized losses on securities	(35,320,965)

Market value of securities	379,184,526
Receivable for securities sold	39,346
Receivable for Fund shares sold	147,826
Dividends and interest receivable	503,735
Prepaid expenses and other assets	36,179

Total assets	379,911,612

Liabilities
Payable for securities purchased	823,619
Payable for Fund shares redeemed	601,707
Payable for securities on loan	4,324,746
Advisory fee payable	12,715
Distribution Plan expenses payable	12,048
Due to other related parties	3,027
Accrued expenses and other liabilities	158,477

Total liabilities	5,936,339

Net assets	$ 373,975,273

Net assets represented by
Paid-in capital	$ 441,182,879
Overdistributed net investment income	(146,758)
Accumulated net realized losses on securities	(31,739,883)
Net unrealized losses on securities	(35,320,965)

Total net assets	$ 373,975,273

Net assets consists of
Class A	$ 272,255,162
Class B	74,263,991
Class C	6,425,142
Class I	21,030,978

Total net assets	$ 373,975,273

Shares outstanding
Class A	19,863,460
Class B	5,470,710
Class C	473,451
Class I	1,532,347

Net asset value per share
Class A	$ 13.71
Class A -- Offering price (based on sales charge of 5.75%)	$ 14.55
Class B	$ 13.57
Class C	$ 13.57
Class C -- Offering price (based on sales charge of 1.00%)	$ 13.71
Class I	$ 13.72

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Six Months Ended January 31, 2003 (unaudited)

Investment income
Dividends (net of foreign withholding taxes of $7,148)	$ 3,623,177
Interest	140,534

Total investment income	3,763,711

Expenses
Advisory fee	861,771
Distribution Plan expenses
Class A	369,728
Class B	417,010
Class C	31,849
Administrative services fees	205,184
Transfer agent fee	673,638
Trustees’ fees and expenses	4,440
Printing and postage expenses	33,101
Custodian fee	48,140
Registration and filing fees	22,624
Professional fees	8,350
Other	16,682

Total expenses	2,692,517
Less: Expense reductions	(1,184)

Net expenses	2,691,333

Net investment income	1,072,378

Net realized and unrealized gains or losses on securities
Net realized losses on securities	(18,819,543)
Net change in unrealized gains or losses on securities	(218,204)

Net realized and unrealized gains or losses on securities	(19,037,747)

Net decrease in net assets resulting from operations	$ (17,965,369)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	January 31, 2003		Year Ended
	(unaudited)		July 31, 2002

Operations
Net investment income		$ 1,072,378		$ 2,330,378
Net realized losses on securities		(18,819,543)		(1,033,195)
Net change in unrealized gains or losses on securities		(218,204)		(115,332,050)

Net decrease in net assets resulting from operations		(17,965,369)		(114,034,867)

Distributions to shareholders from
Net investment income
Class A		(996,993)		(2,114,595)
Class B		(10,255)		(176,766)
Class C		(737)		(8,290)
Class I		(111,680)		(254,600)

Net realized gains
Class A		0		(36,874,874)
Class B		0		(15,301,175)
Class C		0		(627,733)
Class I		0		(3,593,002)

Total distributions to shareholders		(1,119,665)		(58,951,035)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	504,201	7,137,704	1,216,692	21,399,012
Class B	223,824	3,147,349	937,425	16,232,110
Class C	121,765	1,710,407	305,256	5,237,826
Class I	215,333	3,199,265	158,656	2,714,998

		15,194,725		45,583,946

Net asset value of shares issued in reinvestment of distributions
Class A	68,253	942,282	2,123,236	36,873,527
Class B	746	10,031	864,365	14,892,903
Class C	51	679	35,350	608,722
Class I	4,658	64,360	211,144	3,673,504

		1,017,352		56,048,656

Automatic conversion of Class B shares to Class A shares
Class A	297,129	4,207,059	2,284,558	41,006,072
Class B	(299,882)	(4,207,059)	(2,303,899)	(41,006,072)

		0		0

Payment for shares redeemed
Class A	(2,136,055)	(30,018,433)	(3,832,372)	(65,494,485)
Class B	(794,235)	(10,970,367)	(1,829,210)	(30,921,395)
Class C	(73,427)	(1,014,204)	(263,624)	(4,378,066)
Class I	(562,371)	(8,085,391)	(595,869)	(10,316,409)

		(50,088,395)		(111,110,355)

Net asset value of shares issued in acquisition of Wachovia Blue Chip Fund
Class A	0	0	23,243	369,368
Class B	0	0	7,411	116,667
Class C	0	0	980	15,431
Class I	0	0	114,693	1,825,771

		0		2,327,237

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS continued

Six Months Ended
	January 31, 2003	Year Ended
	(unaudited)	July 31, 2002

Net decrease in net assets resulting from capital share transactions	$ (33,876,318)	$ (7,150,516)

Total decrease in net assets	(52,961,352)	(180,136,418)
Net assets
Beginning of period	426,936,625	607,073,043

End of period	$ 373,975,273	$ 426,936,625

Overdistributed net investment income	$ (146,758)	$ (99,471)

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

1. ORGANIZATION

Evergreen Value Fund (the “Fund”) is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Institutional (“Class I”) shares. Class A shares are sold with a front-end sales charge. Class B shares are sold without a front-end sales charge and are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold with a front-end sales charge and are subject to a contingent deferred sales charge that is payable upon redemption within one year after the month of purchase. Both Class B and Class C shares pay a higher ongoing distribution fee than Class A. Class I shares are sold without a front-end sales charge or contingent deferred sales charge.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price reported on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral.

c. Security transactions and investment income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

d. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

e. Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

f. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee of 0.42% of the Fund’s average daily net assets.

From time to time, EIMC may voluntarily or contractually waive its fees in order to limit operating expenses. For any fee waivers made after January 1, 2003, EIMC may recoup any amounts waived up to a period of three years following the end of the fiscal year in which the fee waivers were made.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the six months ended January 31, 2003, the transfer agent fees were equivalent to an annual rate of 0.33% of the Fund’s average daily net assets.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the six months ended January 31 2003, the Fund paid brokerage commissions of $165,369 to Wachovia Securities, Inc.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. (“EDI”), a wholly-owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class A shares and 1.00% of the average daily net assets for Class B and Class C shares.

5. ACQUISITION

Effective on the close of business on June 14, 2002, the Fund acquired substantially all the assets and assumed certain liabilities of Wachovia Blue Chip Fund in exchange for Class A, Class B and Class I shares of the Fund.

This acquisition was accomplished by a tax-free exchange of the respective shares of the Fund. The value of net assets acquired, number of shares issued, unrealized depreciation acquired and the aggregate net assets of the Fund immediately after the acquisition were $2,327,237, 146,327, $213,581 and $488,000,688, respectively.

6. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $90,810,386 and $112,526,943, respectively, for the six months ended January 31, 2003.

The Fund loaned securities during the six months ended January 31, 2003 to certain brokers. At January 31, 2002, the value of securities on loan and the value of collateral (including accrued interest) amounted to $4,061,523 and $4,324,746, respectively. During the six months ended January 31 2003, the Fund earned $4,464 in income from securities lending.

On January 31, 2003, the aggregate cost of securities for federal income tax purposes was $414,505,491. The gross unrealized appreciation and depreciation on securities based on tax cost was $34,330,776 and $69,651,741, respectively, with a net unrealized depreciation of $35,320,965.

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of July 31, 2002, the Fund incurred and elected to defer post-October losses of $8,466,687.

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows the funds to borrow from, or lend money to, other participating funds. During the six months ended January 31, 2003, the Fund did not participate in the interfund lending program.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced. The Fund received expense reductions from expense offset arrangements and brokerage transactions of $1,184, which represents 0.00% of its average daily net assets.

9. DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the six months ended January 31, 2003, the Fund had no borrowings under this agreement.

11. CONCENTRATION OF RISK

The Fund may invest a substantial portion of its assets in an industry or sector and, therefore, may be more affected by changes in that industry or sector than would be a comparable mutual fund that is not heavily weighted in any industry or sector.

12. REORGANIZATION

At a special meeting of the Board of Trustees held on February 11, 2003, the Trustees of the Fund approved a Plan of Reorganization (the “Plan”). Under the Plan, Evergreen Equity Income Fund, a series of Evergreen Equity Trust, will acquire the assets and assume the identified liabilities of the Fund in exchange for shares of Evergreen Equity Income Fund.

A special meeting of shareholders will be held on May 30, 2003 to consider and vote on the Plan. On or about April 11, 2003, materials for this meeting will be mailed to shareholders of record on February 28, 2003.

This page left intentionally blank

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI-STEEL - South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Thomas L. McVerry Trustee DOB: 8/2/1938 Term of office since: 1993 Other directorships: None	Principal occupations: Director of Carolina Cooperative Credit Union; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.

OFFICERS
William M. Ennis[3] President DOB: 6/26/1960 Term of office since: 1999	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt[5] Vice President and Assistant Treasurer DOB: 6/6/1963 Term of office since: 1998	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft[5] Vice President DOB: 1/23/1965 Term of office since: 1998	Team Leader, Fund Administration, BISYS Fund Services.

1 Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 105 Evergreen funds.

2 Mr. Wagoner is an “interested person” of the fund because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

5 The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219.

Additional information about the fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With over $232 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of January 31, 2003

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

For the fourth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. The award symbolizes the achievement of the highest tier of shareholder service within our industry. For 2002, Evergreen Investments was ranked third overall.

565224    3/2003

Evergreen Investments 200 Berkeley Street Boston, MA 02116-5034